Investor Presentation March 2019

Disclosure: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward–looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our: business strategy; financial strategy; and plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward- looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. 2

Company Overview Sterling Construction is a leading heavy civil and residential construction company with strong competitive positions in the Western U.S. NASDAQ: STRL HEAVY CIVIL CONSTRUCTION - 85% of Revenues HQ: The Woodlands, TX Heavy highway, commercial concrete projects, aviation, and Employees: 2,000+ water containment/treatment Projects underway: >140 Steady 3-5% growth; two-year average project duration Shares out: 26.6M Cost-driven Market cap: $357M TTM revenues: $1,037M Includes Heavy & Other Civil Construction segments TTM EBITDA: $55M RESIDENTIAL CONSTRUCTION - 15% of Revenues Backlog: $857M Concrete foundations for single family homes TTM Revenues, EBITDA and Backlog as of 12/31/18; market cap as of 3/14/19. High margin, low CAPEX, quick turnaround slab work with fast cash cycles Low risk – operate exclusively in the high growth markets of Dallas and Houston 3

Investment Considerations ◼ Organic diversification of end-markets driving significant margin and EPS growth. ◼ Attractive geographic footprint with favorable funding environment. ◼ Strong balance sheet positions the Company for accretive M&A and debt restructuring. ◼ Disciplined project execution with emphasis on value- driven delivery model. ◼ Operational and financial turnaround has been completed by strong and experienced management team. ◼ Targeting >50% total EPS growth organically between 2018 and 2021. 4

Enhanced Business Model & Attractive Valuation Enhanced Business Model As Sterling continues to evolve into a more diversified specialty E&C company, our differentiated strategy allows the Company to be less dependent on lower margin heavy highway work and capture the upside in end-markets that have higher margins and less risk. We took a significant step forward towards our 2021 goal of 50% or greater non-heavy highway revenue, with the 2018 non-heavy highway mix growing to 42%. Valuation vs. Peers S&P 500 NASDAQ Russell 2000 Forward P/E ‘20 9.2x 10.8x 13.3x 15.1x 18.9x 18.9x Forward EV/EBITDA ‘20 4.8x 5.4x 6.0x 10.3x 11.0x 8.4x Source: Bloomberg as of 3/14/19 5

Geographic Footprint Supported by Growth & Migration The south and west have the strongest construction growth rates in the U.S. as people are migrating into the Sterling footprint more than anywhere else in the country Population Change by State Sterling Footprint Source: U.S. Census Bureau 6

Residential Growth Continues Despite Housing Narrative

Strong Market Dynamics


Dallas/Fort Worth
Austin/San Antonio
Houston

- Dallas/Fort Worth Metroplex and Houston homebuilders anticipate continued 10% growth

+ Unique Business Model

- Only participate in developments where we have 100% of the slab work
- Preferred partner to established homebuilders who want us to expand with them in multiple markets
- Focus on first move homes: ~$250,000 - ~$400,000
- Quick turnaround slab work with short cash cycles
- Out-sourced model controls costs through low fixed overhead and capex

= Sustainable Growth



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Sterling Construction Company, Inc.

Margin Expansion in Core Heavy Civil BID DAY STRATEGY Pricing Ensure all project bids have a strategy to maximize profit margins. LEVERAGE COST WITH GROWTH HIGHER Efficiency Maximize existing cost structure for profit growth opportunities. Integrate SG&A and indirect cost reductions into business unit operating plans. MARGIN MOVE AWAY FROM TRADITIONAL HEAVY HIGHWAY “BID-BUILD” Mix Concentrate our focus on projects where we can bring more value to Shift the customer by utilizing Sterling’s design and engineering expertise, relationships (alternate delivery), and growth of commercial and aviation projects. 8

Continued Focus on Adjacent Market Expansion $2-$3 We can make $2-$3 in areas such as Residential, Aviation, Commercial, Rail, Port & Industrial with: ▪ Less risk $1 ▪ Higher margins ▪ Customers value relationships We can make $1 doing Heavy Highway work for a DOT: ▪ More risk ▪ Lower margin ▪ Customer does NOT value relationships 9

Our Vision: Strategy Execution Leads to 12%+ Blended Margin & 50/50 Revenue Mix 2021 Blended Margin Expansion into 3 Adjacent Markets Heavy Civil % of Revenue Trend 15%+ margins 100% 12% 10% 2 Grow High 90% Margin Business 80% 42% 50% 50/50 Split at 12%+ 70% Further Solidify margin 60% 1 the Base 50% 90% Expand margin from 40% 30% 58% 7-8% to 9-10% 50% 20% 10% 0% 4% 2015 2018 2021 Heavy Highway Other Civil Simple Focus: Bidding on projects in markets with lower risk & higher margin to drive continued bottom-line growth 10

Financial Overview – Foundation for Continued Growth Revenue ($ in mm) Gross Margin $1,200 12% $1,000 10% $800 8% $600 6% $400 4% $200 2% $- 0% 2016 2017 2018 2016 2017 2018 Net Income ($ in mm) EPS $30 $1.00 $25 $0.80 $20 $0.60 $15 $0.40 $10 $5 $0.20 $- $- 2016 2017 2018 $(5) 2016 2017 2018 $(0.20) $(10) $(0.40) $(15) $(0.60) 11

Strong Liquidity Position Provides Flexibility Cash and Cash Equivalents Strong balance sheet allows for $100 enhanced shareholder value $90 $80 through multiple actions: $70 ▪ Dry powder for accretive M&A $60 $50 ▪ Debt repayment and future debt $ in $ mm $40 restructuring to lower our cost of $30 capital $20 ▪ $10 Further share repurchases $0 2015 2016 2017 2018 12

M&A Could Further Enhance Earnings Power Key Criteria Successful M&A Track Record ▪ Serves non-heavy highway end markets with ▪ Acquired Tealstone Construction on 3/9/17 for high margins $85 million ▪ ▪ Diversification requirements fulfilled with Growth at a reasonable price higher margin, value-added residential and commercial projects ▪ Management team stays onboard and grows ▪ with us Talented management team utilizing their established customer relationships has led to additional growth opportunities in other ▪ Is NOT undergoing or in need of a turnaround markets ▪ ▪ Immediately accretive EPS accretion in first year 13

FY’2019 Guidance & Modeling Considerations* Revenue $1,075 - $1,095 Net Income $29 - $32 EPS $1.07 - $1.18 EBITDA $58 - $61 Gross Margin 10% - 10.5% G&A Expense as % of Revenue ~5% Other Expense Net $13 - $14 Net Interest Expense $10 - $11 Tax Expense $3 JV Non-Controlling Interest Expense $1 - $2 Expected Shares Outstanding 27 mm *Dollars in millions except for EPS 14

Investment Considerations ▪ Organic diversification of end-markets driving significant margin and EPS growth. ▪ Attractive geographic footprint with favorable funding environment. ▪ Strong balance sheet positions the Company for accretive M&A and debt restructuring. ▪ Disciplined project execution with emphasis on value-driven delivery model. ▪ Operational and financial turnaround has been completed by strong and experienced management team. ▪ Targeting >50% total EPS growth organically between 2018 and 2021. 15